UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 9, 2010

Symbion, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50574	62-1625480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500

Nashville, Tennessee 37215

(Address of Principal Executive Offices and Zip Code)

(615) 234-5900

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

As previously reported, SMBI Idaho, LLC, a wholly owned subsidiary of Symbion, Inc. (the “Company”), completed the acquisition of a 54.46% ownership interest in Mountain View Hospital, LLC (“Mountain View Hospital”) on April 9, 2010.  The purpose of this Amendment No. 2 to the Current Report on Form 8-K filed by the Company on April 15, 2010 is to supplement information filed as Exhibit 99.1 to Amendment No. 1 to the April 15, 2010 Form 8-K, including (i) certain interim financial statements of Mountain View Hospital in accordance with Item 9.01 of Form 8-K and (ii) a statement in the notes to the interim financial statements disclosing that the financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results of the interim periods presented.

Item 9.01.  Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired

(i)            The following financial statements and accompanying notes and Independent Auditors’ Report are incorporated herein by reference to Exhibit 99.1 filed with the Company’s Amendment No. 1 to Current Report on Form 8-K/A filed on June 25, 2010:

•      historical audited consolidated balance sheets of Mountain View Hospital and its subsidiary at December 31, 2009 and 2008;

•      historical audited consolidated statements of operations of Mountain View Hospital and its subsidiary for the years ended December 31, 2009 and 2008;

•      historical audited consolidated statements of members’ equity of Mountain View Hospital and its subsidiary for the years ended December 31, 2009 and 2008; and

•      historical audited consolidated statements of cash flows of Mountain View Hospital and its subsidiary for the years ended December 31, 2009 and 2008.

(ii)           The following interim financial statements with accompanying notes are attached hereto as Exhibit 99.3 and incorporated herein by reference:

•      historical unaudited consolidated balance sheet of Mountain View Hospital and its subsidiary at March 31, 2010;

•      historical unaudited consolidated statements of operations of Mountain View Hospital and its subsidiary for the three months ended March 31, 2010 and 2009; and

•      historical unaudited consolidated statements of cash flows of Mountain View Hospital and its subsidiary for the three months ended March 31, 2010 and 2009.

The interim financial statements attached hereto as Exhibit 99.3 amend and restate in their entirety the interim financial statements filed with the Company’s Amendment No. 1 to Current Report on Form 8-K/A filed on June 25, 2010.

(b)          Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information is incorporated herein by reference to Exhibit 99.2 filed with the Company’s Amendment No. 1 to Current Report on Form 8-K/A filed June 25, 2010:

•      unaudited pro forma combined condensed consolidated balance sheet as of March 31, 2010;

•      unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2009 and the three months ended March 31, 2010; and

•      notes to unaudited pro forma combined condensed consolidated financial information.

(d)          Exhibits

23.1         Consent of Independent Auditors (*)

99.1         Financial statements listed in Item 9.01(a)(i) (*)

99.2         Unaudited pro forma combined condensed consolidated financial information (*)

99.3         Financial statements listed in Item 9.01(a)(ii)

(*)           Incorporated by reference to exhibit filed with the Company’s Current Report on Form 8-K/A filed June 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBION, INC.

Date: October 5, 2010	By:	/s/ Teresa F. Sparks
Teresa F. Sparks
Senior Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

No.	Description
23.1	Consent of Independent Auditors (*)
99.1	Financial statements listed in Item 9.01(a)(i) (*)
99.2	Unaudited pro forma combined condensed consolidated financial information (*)
99.3	Financial statements listed in Item 9.01(a)(ii)

(*)           Incorporated by reference to exhibit filed with the Company’s Current Report on Form 8-K/A filed June 25, 2010.